UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 21, 2016
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 21, 2016, Boyd Gaming Corporation (“Boyd”) announced it has entered into a definitive agreement to acquire ALST Casino Holdco, LLC (“ALST”), the holding company of Aliante Gaming, LLC (“Aliante”), the owner and operator of the Aliante Casino + Hotel + Spa, an upscale, resort-style casino and hotel situated in North Las Vegas and offering premium accommodations, gaming, dining, entertainment and retail.

Boyd will acquire ALST pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into on April 21, 2016, by and among, Boyd, Boyd TCII Acquisition, LLC, a wholly-owned subsidiary of Boyd (“Merger Sub”), and ALST. The Merger Agreement provides that, pursuant to the terms and subject to the conditions set forth therein, Merger Sub will merge (the “Merger”) with and into ALST, and ALST will be the surviving entity in the Merger, such that following the Merger, ALST and Aliante will be wholly-owned subsidiaries of Boyd.

Upon the terms and subject to the conditions of the Merger Agreement, which was unanimously approved by the board of directors of Boyd, unanimously approved by the board of managers of ALST, and approved by the holders of not less than 66-2/3% of the outstanding units of ALST, Boyd will acquire ALST for $400 million in cash, net of indebtedness and transaction expenses (for total estimated net cash consideration of $380 million). Boyd will fund the transaction with cash on hand.

The completion of the Merger is subject to customary conditions and the receipt of all required regulatory approvals, including, among others, approval by the Nevada Gaming Commission and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction or waiver of conditions in the Merger Agreement, Boyd currently expects the transaction to close during the third quarter of 2016.

The Merger Agreement contains customary representations, warranties and covenants. ALST has also agreed, during the period between the execution of the Merger Agreement and the consummation of the Merger, (i) to operate its business in the ordinary course and substantially in accordance with past practice and (ii) not to solicit proposals regarding alternate transactions and not to engage in discussions concerning, furnish non-public information in connection with or enter into any agreement with any third party concerning such alternative transactions.

The Merger Agreement contains certain termination rights for both Boyd and ALST and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, Boyd may be required to pay ALST a termination fee of $30 million.

Item 7.01.    Regulation FD Disclosure.

On April 21, 2016, Boyd issued a press release announcing the transaction and will hold a conference call and simultaneous presentation to investors at 5:00 p.m. EDT to discuss the transaction. The press release is attached hereto as Exhibit 99.1 and the investor presentation is attached hereto as Exhibit 99.2, and each are incorporated herein in their entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release and the investor presentation attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release.

99.2	Investor Presentation.

# # # #

Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, or may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding the transactions contemplated by the Merger Agreement, Boyd’s expectations regarding the timing of closing, the potential benefits to be achieved from the acquisition of the Aliante business, including the potential long-term growth of Aliante and benefits from the development of the area in which Aliante is located, expectations regarding timing for Aliante to be cash flow positive and accretive to Boyd’s earnings, the expected cost synergies at the property, and any statements or assumptions underlying any of the foregoing. These forward-looking statements are based upon the current beliefs and expectations of management and involve certain risks and uncertainties, including (without limitation) the possibility that the transactions contemplated by the definitive agreement will not close on the expected terms (or at all), or that Boyd is unable to successfully integrate the acquired assets or realize the expected synergies or that the properties will be cash flow positive or accretive to Boyd’s earnings as anticipated; litigation, antitrust matters or the satisfaction or waiver of any of the closing conditions that could delay or prevent the closing; and changes to the financial conditions of the parties, or the credit markets, or the economic conditions in the areas in which they operate. Additional factors are discussed in “Risk Factors” in Boyd’s Annual Report on Form 10-K for the year ended December 31, 2015, and in Boyd’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this press release are made as of the date hereof, based on information available to Boyd as of the date hereof, and Boyd assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 21, 2016	Boyd Gaming Corporation

	By:	/s/ Josh Hirsberg
Josh Hirsberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release.

99.2	Investor Presentation.